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                                                                  EXHIBIT 10.9.2


                             AMENDMENT NO. 2 TO THE
                            CLIFFS DRILLING COMPANY
                     RETENTION PLAN FOR SALARIED EMPLOYEES


         Pursuant to the terms and provisions of Section 7.1 of the Cliffs Drilling Company Retention Plan for Salaried Employees (the "Plan"), Cliffs Drilling Company, a Delaware corporation (the "Company"), hereby adopts the following Amendment No. 2 to the Plan (the "Amendment No. 2").

                                       I.

         A. The last sentence of the Introduction of the Plan is hereby deleted and replaced in its entirety with the following:

              "If such an event does not occur on or before June 21, 1994, this Plan will terminate automatically."

         B. The first sentence of Section 1.6 of the Plan is hereby deleted and replaced in its entirety with the following:

              "1.6 "Effective Date" shall mean the date on or before June 21, 1994, on which any of the following is effective:"

         C. Section 2.1 of the Plan is hereby deleted and replaced in its entirety with the following:

              "2.1 Who is a Covered Employee. Any employee of the Company who upon the occurrence of an Effective Date, concurrently holds any of the employment positions depicted in Category One, Two or Three of Section 3.1 below and who has a Termination of Employment during the Term of this Plan, shall be a Covered Employee and eligible to receive the benefits described in this Plan."

         D. Section 3.1 of the Plan is hereby deleted and replaced in its entirety with the following:

              "3.1 Amount of Severance Pay. The Company shall pay Severance Pay to a Covered Employee in an amount equal to the greater of
              (a) or (b):

                          (a) his weekly Base Salary times each of his Years of Continuous Service; or

                          (b)   a payment as follows:

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
             Category                                       Payment
             --------                                       -------
 One:        President, Executive Vice President, Vice      12 months' Base Salary
             President-Operations, Vice President-
             Finance, and Vice President-Business
             Development

 Two:        General Manager-MOPU Operations, Manager-      9 months' Base Salary
             Turnkey Operations, Manager-Turnkey
             Engineering, General Manager-Oil & Gas,
             Controller, and Treasurer

 Three:      Drilling Engineer, Drilling Superintendent,    6 months' Base Salary
             Drilling Operations Manager, Director-
             Safety, Manager-Land, Manager-Materials,
             Assistant Treasurer, Manager-Financial
             Planning, Controller-Contract Drilling
             Operations, and Controller-MOPU Operations"

         E. Section 4.1 of the Plan is hereby deleted and replaced in its entirety with the following:

              "4.1 Reemployment with the Company. Except to the extent he has already received benefits under the Plan, a Covered Employee who recommences employment with the Company will be immediately entitled to any benefits under the Plan."

         F. The first sentence of Section 7.2 of the Plan is hereby deleted and replaced in its entirety with the following:

              "7.2 Automatic Termination. This Plan shall terminate automatically as of June 21, 1990 or such other extended termination date duly adopted in accordance with the provisions of Section 7.1 above, if there is no Effective Date on or before that date."

                                      II.

         Each amendment made by this Amendment No. 2 to the Plan has been effected in conformity with the provisions of the Plan. This Amendment No. 2 was adopted by the Compensation Committee of the Board of Directors of the Company on May 21, 1992.





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         Dated:  May 21, 1992.

                                        CLIFFS DRILLING COMPANY



                                        BY:    /S/ JAMES E. MITCHELL, JR.
                                           ------------------------------------
                                            JAMES E. MITCHELL, JR., SECRETARY





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